January 14, 2026

WESTWOOD QUALITY MIDCAP FUND

Institutional Shares Ticker Symbol: WWMCX

WESTWOOD QUALITY ALLCAP FUND

Institutional Shares Ticker Symbol: WQAIX

Each A Series of Ultimus Managers Trust

Supplement to the Prospectuses and Statement of Additional Information

dated February 28, 2025, as supplemented

Effective immediately, Westwood Quality AllCap Fund and Westwood Quality MidCap Fund (each, a “Fund” and collectively, the “Funds”), each a series of Ultimus Managers Trust (the “Trust”), have terminated the public offering of their shares and will discontinue their operations effective February 24, 2026. Shares of the Funds are no longer available for purchase and, at the close of business on February 24, 2026, all outstanding shares of the Funds will be redeemed at net asset value (the “Transaction”). Prior to the liquidation date, Shareholders of the Funds may exchange their holdings for another fund in the Trust as outlined in the Funds’ prospectus.

The Board of Trustees of the Trust (the “Board”), in consultation with the Funds’ investment adviser, Westwood Management Corp. (the “Adviser”), determined and approved to discontinue the Funds’ operations based on, among other factors, the Adviser’s belief that it would be in the best interests of the Funds and their shareholders to discontinue the Funds’ operations. Through the date of the Transaction, the Adviser will continue to waive investment advisory fees and reimburse expenses of the Funds, if necessary, in order to maintain the Funds at their current expense limits, as specified in the Funds’ current Prospectus.

In connection with the Transaction, the Board directed that: (i) all of the Funds’ portfolio securities be liquidated in an orderly manner not later than February 24, 2026; and (ii) all outstanding shareholder accounts on February 24, 2026 be closed and the proceeds of each account, less any required withholding, be sent to the shareholder’s address of record or to such other address as directed by the shareholder, including special instructions that may be needed for Individual Retirement Accounts (“IRAs”) and qualified pension and profit sharing accounts. As a result of the Transaction, the Funds’ portfolio holdings will be reduced to cash or cash equivalents. Accordingly, going forward, shareholders should not expect the Funds to achieve their stated investment objectives.

Shareholders may redeem all or a portion of their shares of the Funds on any business day prior to the Transaction as specified in the Funds’ Prospectus.

The Transaction will be considered for tax purposes a sale of Fund shares by shareholders, and shareholders should consult with their own tax advisors to ensure its proper treatment on their income tax returns. In addition, shareholders invested through an IRA or other tax-deferred account should consult the rules regarding the reinvestment of these assets. In order to avoid a potential tax issue, shareholders generally have 60 days from the date that proceeds are received to re-invest or “rollover” the proceeds into another IRA or qualified retirement account; otherwise, the proceeds may be required to be included in the shareholder’s taxable income for the current tax year.

If you have any questions regarding the Funds or the Transaction, please call the Funds toll free at 1-877-FUND-WHG (1-877-386-3944).

Investors Should Retain this Supplement for Future Reference.

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January 14, 2026

WESTWOOD QUALITY ALLCAP FUND

Ultra Shares Ticker Symbol: WQAUX

A Series of Ultimus Managers Trust

Supplement to the Prospectus and Statement of Additional Information

dated February 28, 2025, as supplemented

Effective immediately, Westwood Quality AllCap Fund (the “Fund”), a series of Ultimus Managers Trust (the “Trust”), has terminated the public offering of its shares and will discontinue its operations effective February 24, 2026. Shares of the Fund are no longer available for purchase and, at the close of business on February 24, 2026, all outstanding shares of the Fund will be redeemed at net asset value (the “Transaction”). Prior to the liquidation date, Shareholders of the Fund may exchange their holdings for another fund in the Trust as outlined in the Fund’s prospectus.

The Board of Trustees of the Trust (the “Board”), in consultation with the Fund’s investment adviser, Westwood Management Corp. (the “Adviser”), determined and approved to discontinue the Fund’s operations based on, among other factors, the Adviser’s belief that it would be in the best interests of the Fund and its shareholders to discontinue the Fund’s operations. Through the date of the Transaction, the Adviser will continue to waive investment advisory fees and reimburse expenses of the Fund, if necessary, in order to maintain the Fund at its current expense limits, as specified in the Fund’s current Prospectus.

In connection with the Transaction, the Board directed that: (i) all of the Fund’s portfolio securities be liquidated in an orderly manner not later than February 24, 2026; and (ii) all outstanding shareholder accounts on February 24, 2026 be closed and the proceeds of each account, less any required withholding, be sent to the shareholder’s address of record or to such other address as directed by the shareholder, including special instructions that may be needed for Individual Retirement Accounts (“IRAs”) and qualified pension and profit sharing accounts. As a result of the Transaction, the Fund’s portfolio holdings will be reduced to cash or cash equivalents. Accordingly, going forward, shareholders should not expect the Fund to achieve its stated investment objectives.

Shareholders may redeem all or a portion of their shares of the Fund on any business day prior to the Transaction as specified in the Fund’s Prospectus.

The Transaction will be considered for tax purposes a sale of Fund shares by shareholders, and shareholders should consult with their own tax advisors to ensure its proper treatment on their income tax returns. In addition, shareholders invested through an IRA or other tax-deferred account should consult the rules regarding the reinvestment of these assets. In order to avoid a potential tax issue, shareholders generally have 60 days from the date that proceeds are received to re-invest or “rollover” the proceeds into another IRA or qualified retirement account; otherwise, the proceeds may be required to be included in the shareholder’s taxable income for the current tax year.

If you have any questions regarding the Fund or the Transaction, please call the Fund toll free at 1-877-FUND-WHG (1-877-386-3944).

Investors Should Retain this Supplement for Future Reference.

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